                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

UAM Funds Trust - SEC File Nos. 33-79858, 811-8544
(Name of Registrant as Specified In Its Charter)

 ............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                                UAM FUNDS TRUST
                       FUNDS FOR THE INFORMED INVESTOR/SM/
                            ONE FREEDOM VALLEY DRIVE
                         OAKS, PENNSYLVANIA  19456-1100
                                 1-877-826-5465


October __, 2001



Dear Shareholder:

I am writing to all shareholders of the Cambiar Opportunity Portfolio (the "Fund") to inform you of a special meeting of shareholders to be held on November 14, 2001. This is a very important meeting that has been called to consider a proposal requiring your vote as a shareholder. Before the meeting, I would like your vote on the very important issues affecting the Fund as described in the attached proxy statement.

The proxy statement includes a proposal relating to the approval of an investment advisory agreement for the Fund. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF UAM FUNDS TRUST HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED WITHIN THIS DOCUMENT.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Funds who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this very important process.

Sincerely,



James F. Orr, III
Chairman

 VERY IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS TRUST'S CAMBIAR OPPORTUNITY
                                   PORTFOLIO

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the Cambiar Opportunity Portfolio (the "Fund") that requires a shareholder vote.



                         Q & A:  QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. On September 26, 2000, United Asset Management Corporation ("UAM"), formerly the parent company of Cambiar Investors, Inc. ("Old Cambiar"), was acquired by Old Mutual plc. ("Old Mutual"), and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, merged with UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. ("Old Mutual US") and Old Cambiar, the Fund's former investment adviser, became an affiliate of Old Mutual. As a result of these transactions, certain senior officers of Old Cambiar proposed to acquire Old Cambiar from Old Mutual US and to form Cambiar Investors LLC ("New Cambiar"), (the "Cambiar Transaction"). The Cambiar Transaction was consummated on July 31, 2001. As a result of the Cambiar Transaction, there was a change in ownership of the Fund's investment adviser. We want to reassure you that while the ownership of the Fund's investment adviser has changed, the persons responsible for the day to day management of the Fund have not changed.
     The following pages give you additional information about Old Mutual US, Old Cambiar, New Cambiar and the matters on which you are being asked to vote. THE TRUSTEES OF THE FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH UAM FUNDS TRUST, OLD MUTUAL US, NEW CAMBIAR OR THEIR RESPECTIVE AFFILIATES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund, a portfolio of UAM Funds Trust (the "Trust").

Q.   WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, as amended, which regulates investment companies such as the Trust, requires a vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. In anticipation of the Cambiar Transaction, the Board of the Trust approved an interim advisory agreement under which New Cambiar would serve as investment adviser. New Cambiar has served as investment adviser under this interim advisory agreement since July 31, 2001. Compensation earned by New Cambiar between the termination of the advisory agreement and shareholder approval of a new investment advisory agreement is held in an interest-bearing escrow account for a period of up to 150 days from the termination of an advisory agreement. In order for New Cambiar to receive all of the advisory fees under the interim advisory agreement, shareholders must approve the new advisory agreement. Except for the time periods covered by the agreements, the provisions relating to the duration of the agreements and the escrow provisions relating to the interim advisory agreement, the interim and new advisory agreements are identical in all material respects to the investment advisory agreement which existed prior to the Cambiar Transaction and the Fund's advisory fee rate will remain unchanged.

Q.   WHAT HAPPENS IF THE NEW ADVISORY AGREEMENT IS NOT APPROVED?

A. If the shareholders of the Fund do not approve the new advisory agreement with New Cambiar, the Board of Trustees will take such further action as they deem in the best interests of the shareholders of the Fund.

Q.   HOW DOES THE CAMBIAR TRANSACTION AFFECT ME?

A. New Cambiar has assured the Board that there will be no reduction in the nature or quality of its services to the Fund as a result of the Cambiar Transaction.

Q.   HOW DOES THE FUND'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with the Trust, Old Mutual US, New Cambiar or any of their affiliated companies, recommends that you vote FOR the proposal on the enclosed proxy card.

Q.   WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone or in person. If you need more information on how to vote, or if you have any questions, please call your Fund's information agent at 1-877-826-5465.


  YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER
                              PROXY SOLICITATION.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds Trust
                            One Freedom Valley Drive
                         Oaks, Pennsylvania  19456-1100
                                 1-877-826-5465


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 14, 2001

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the Cambiar Opportunity Portfolio, a series of UAM Funds Trust, will be held on November 14, 2001 at 10:00 a.m. Eastern Time at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Road, Oaks, PA 19456 for the following purposes:

1. To approve a new investment advisory agreement between the Cambiar Opportunity Portfolio and Cambiar Investors LLC (a form of which is attached to the Proxy Statement as Exhibit A).

2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on September 12, 2001, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote even though a proxy has already been returned by written notice to UAM Funds Trust, by submitting a subsequent proxy using the mail or by Internet, by telephone or by voting in person at the Meeting.

By Order of the Board of Trustees of UAM Funds Trust,



Linda T. Gibson
Vice President and Secretary

Boston, Massachusetts
October __, 2001

                                UAM FUNDS TRUST
                            One Freedom Valley Drive
                         Oaks, Pennsylvania  19456-1100
                                 1-877-826-5465


                                PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF

                         CAMBIAR OPPORTUNITY PORTFOLIO

                        TO BE HELD ON NOVEMBER 14, 2001

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF UAM FUNDS TRUST (the "Trust") for the special meeting of shareholders of the Cambiar Opportunity Portfolio (the "Fund") to he held at the offices of the Trust's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on November 14, 2001 at 10:00 a.m. Eastern time and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on September 12, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about October __, 2001.

As used in this proxy statement, the Trust's board of trustees is referred to as a "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one of the Trust's investment advisers, Old Mutual (US) Holdings Inc., the Trust's principal underwriter or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE
----------------------------------------------

     The Board intends to bring before the Meeting the matter set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person.
     Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the Trust or by submitting a subsequent proxy, by mail or by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-877-826-5465.

     The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual (US) Holdings Inc. ("Old Mutual US") or its affiliates, who will not receive any compensation therefore from the Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Cambiar Investors LLC or Old Mutual US, not the Fund. Such costs are estimated to be approximately $__________.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. Thirty percent of the shares entitled to vote at the meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present, however, they will have the effect of a vote against the proposal. Unmarked voting instructions will be voted in favor of the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on the item in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

     The approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------

INTRODUCTION

     Cambiar Investors, Inc. ("Old Cambiar"), located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, has served as investment adviser of the Fund since its inception (June 30, 1998). On September 26, 2000, United Asset Management Corporation ("UAM") formerly the parent company of Old Cambiar, was acquired by Old Mutual plc ("Old Mutual"), and OM Acquisition Corp. ("OMAC"), a wholly-owned subsidiary of Old Mutual, merged with UAM. UAM subsequently changed its name to Old Mutual US. In connection with these transactions, an investment advisory contract (the "Advisory Contract") was approved by shareholders on November 17, 2000.
     The Board last approved the Advisory Contract on March 15, 2001.

     Recently, six senior officers of Old Cambiar formed Cambiar LLLP and proposed to acquire Old Cambiar from Old Mutual US and to create Cambiar Investors LLC ("New Cambiar") (the "Cambiar Transaction"). The Cambiar Transaction was consummated on July 31, 2001 and established Cambiar LLLP as the managing member of New Cambiar. Until that date, Old Cambiar was a subsidiary of Old Mutual US. While Old Mutual US has temporarily retained a minority interest in New Cambiar, it has no ownership interest in Cambiar LLLP. Other than this change of ownership, the operations of New Cambiar and day-to-day management of the Fund remain unchanged.

     Consummation of the Cambiar Transaction resulted in a change of control of Old Cambiar and constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Advisory Contract. As required by the 1940 Act, the Fund's Advisory Contract automatically terminated in the event of its assignment. In anticipation of the Cambiar Transaction, the Board approved on June 29, 2001 an interim investment advisory agreement to allow New Cambiar to continue to serve as investment adviser to the Fund (the "Interim Agreement") after consummation of the Cambiar Transaction. New Cambiar currently serves as adviser pursuant to the Interim Agreement. Compensation earned by New Cambiar between the termination of the Advisory Contract and shareholder approval of the proposed investment advisory agreement is held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Advisory Contract.

     The Board has also approved a new investment advisory agreement between the Trust, on behalf of the Fund and New Cambiar. If shareholders approve the proposed investment advisory agreement, the amount held in the escrow account, plus interest, will be paid to New Cambiar. If shareholders do not approve the proposed investment advisory agreement, New Cambiar will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, the Board will take such further action as they deem to be in the best interests of shareholders of the Fund.

     A form of the new investment advisory agreement is attached to this proxy statement as Exhibit A. Except for the time periods covered by the agreement, the provision relating to the duration of the agreement and the escrow provisions relating to the interim advisory agreement, the new investment advisory agreement is identical in all material respects to the Fund's Advisory Contract. In addition, the Fund's advisory fee rate is unchanged. With respect to duration of the new investment advisory agreement, the new investment advisory agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, the agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or (c) by vote of a majority of the outstanding voting securities of the Fund. Under the Fund's Advisory Contract, the Advisory Contract continued until the earlier of March 31, 2002 or the date of the first annual or special meeting of the shareholders of the Fund. The provisions for its continuance thereafter are identical for the new investment advisory agreement.

SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Fund) to a registered investment company, and the affiliates of such adviser (such as Old Mutual US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied:
     (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940
     Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), for a period of three years after the closing of the Cambiar Transaction, Old Mutual US, Cambiar LLLP, Old Cambiar and New Cambiar will not take or recommend any action that would cause more than 25% of the trustees to be interested persons of the entity acting as the Fund's investment adviser.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     Old Mutual US, Cambiar LLLP, Old Cambiar and New Cambiar will not take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).

DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Fund's proposed investment advisory agreement, New Cambiar will continue to act as its investment adviser.

     The Fund's Advisory Contract and proposed investment advisory agreement require New Cambiar to

     . Manage the investment and reinvestment of the Fund's assets;

     . Continuously review, supervise and administer the investment program of the Fund; and

     . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     New Cambiar is also required to render regular reports to the Fund's officers and Board concerning New Cambiar's discharge of its responsibilities.

     The Advisory Contract and proposed investment advisory agreement also authorize New Cambiar to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the investment adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the investment adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Fund.

     The Advisory Contract and the proposed investment advisory agreement of the Fund obligate the investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the Advisory Contract and the proposed investment advisory agreement, the investment adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein.

     The Fund's Advisory Contract and proposed investment advisory agreement, except as stated below, provide that the investment adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the investment adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

     The Fund currently pays New Cambiar an annual advisory fee at the rate of 1.00% of the Fund's average daily net assets. In addition, New Cambiar has voluntarily agreed to limit the total expenses of the Fund to 1.30% of the Fund's average daily net assets. To maintain this expense limit, New Cambiar may waive a portion of its management fee and/or reimburse certain expenses of the Fund. New Cambiar intends to continue its expense limitation until further notice, but may discontinue it at any time.
     During the last fiscal year, the Fund paid Old Cambiar $48,982, excluding fee waivers. After giving effect to the investment adviser's fee waiver, the Fund paid $0 in advisory fees during its most recent fiscal year.

INFORMATION ON NEW CAMBIAR

     The name, address and principal occupation of the principal executive officers and each director of New Cambiar are listed below:

PRINCIPAL EXECUTIVE OFFICERS
AND DIRECTORS                                 Title                     Principal Occupation
-------------------------------------------------------------------------------------------------



Brian M. Barish                 President, Treasurer, Oversight          Portfolio Manager
                                Board Member

Terrell J. Butz                 Executive Vice President,                  Administration
                                Secretary

Nancy H. Wigton                 Senior Vice President, Oversight             Marketing
                                Board Member

Michael S. Barish               Director, Oversight Board Member              Advisor

Maria L. Azari                  Vice President                           Portfolio Manager

Michael J. Gardner              Vice President                           Portfolio Manager

Julie A. Goodrum                Vice President                           Portfolio Manager

Anna A. Aldrich                 Vice President                           Portfolio Manager

Edward W. O'Connor              Vice President                           Portfolio Manager

     The address for each of the persons listed above is c/o Cambiar Investors LLC, 2401 East Second Avenue, Suite 400, Denver, Colorado 80206.

     Old Cambiar and Cambiar LLLP own 40% and 60%, respectively, of New Cambiar. Through its complete ownership of Old Cambiar, Old Mutual US has retained a 40% minority interest in New Cambiar. Cambiar LLLP is the managing member of New Cambiar. The persons who have ownership interests in Cambiar LLLP are Mr. B. Barish, Ms. Wigton, Mr. Gardner, Ms. Azari, Ms. Aldrich and Mr. O'Connor. Cambiar LLLP is a Colorado limited liability limited partnership and its address is 2401 East Second Avenue, Suite 400, Denver, CO 80206. Old Mutual US is a Delaware corporation and its address is One International Place, Boston, MA 02110. Old Mutual US is a subsidiary of Old Mutual.

INFORMATION ON OTHER INVESTMENT COMPANIES ADVISED BY NEW CAMBIAR

     New Cambiar serves as sub-adviser to three other portfolios, the AHA Diversified Fund, AHA Balanced Fund and Alpha Analytics Value Fund. The AHA Diversified Fund's objective is to seek capital growth and preservation by investing primarily in common stocks and to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. As of July 31, 2001, the AHA Diversified Fund's total assets were $49,985,072. New Cambiar receives a contractual sub-advisory fee of 0.25% of the portfolio's average net assets and received $148,468 in sub-advisory fees for the 12 months ended June 30, 2001. New Cambiar does not waive fees for this portfolio.

     The AHA Balanced Fund's objective is to seek capital growth and preservation by investing primarily in common stocks and to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.
     As of July 31, 2001, the AHA Balanced Fund's total assets were $13,091,376. New Cambiar received a contractual sub-advisory fee of 0.25% of the portfolio's average net assets and received $50,607 in sub-advisory fees for the 12 months ended June 31, 2001. New Cambiar does not waive fees for this portfolio.

     The Alpha Analytics Value Fund's objective is to seek capital growth and preservation by investing primarily in common stocks and to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. As of July 31, 2001, the Alpha Analytics Value Fund's total assets were $5,637,992. New Cambiar receives a contractual sub-advisory fee of 0.25% of the portfolio's average net assets and received $24,276 in sub-advisory fees for the 12 months ended July 31, 2001. New Cambiar does not waive fees for this portfolio.

RECOMMENDATION OF TRUSTEES

     On June 29, 2001, representatives of Old Mutual US advised the Board, including the independent trustees, that certain officers of Old Cambiar would be purchasing Old Cambiar from Old Mutual US and forming the New Adviser before August 1, 2001. In addition, the general terms of the Cambiar Transaction and the perceived benefits for Fund shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the new investment advisory agreement: (i) the fact that the compensation payable under the new investment advisory agreement will be at the same rate as the compensation payable under the Advisory Contract; (ii) the performance record of Old Cambiar; (iii) the nature and quality of services expected to be rendered by New Cambiar; (iv) the ability to market the fund; and (v) the history, reputation, qualifications and background of personnel of Old Cambiar. The independent trustees discussed the Cambiar Transaction with representatives of Old Mutual US and Old Cambiar. They were assisted in their review of this information by their independent legal counsel.

     On June 29, 2001, the Board, including a majority of the independent trustees, voted to approve an interim investment advisory agreement and a new investment advisory agreement with New Cambiar and to recommend its approval to shareholders.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
                              APPROVE PROPOSAL 1.

ADDITIONAL INFORMATION
----------------------

     SEI Investments Mutual Funds Services ("SEI") serves as the Fund's administrator, Funds Distributor, Inc. ("FDI") serves as the Fund's principal underwriter and UAM Shareholder Services Center, Inc. ("UAMSSC") serves as the Fund's shareholder servicing agent. UAMSSC is an affiliate of Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456; FDI is located at 60 State Street, Suite 1300, Boston, MA 02109; and UAMSSC is located at 825 Duportail Road, Wayne, PA 19087.

     . During its last fiscal year, the Fund paid to SEI and UAM Funds Services, Inc., the Fund's previous administrator, $81,493 for services rendered as sub-administrator and/or administrator;

     . During its last fiscal year, the Fund paid to UAMSSC $48,982 for services rendered as shareholder services agent and/or sub-shareholder servicing agent;

     . As of July 31, 2001 the Fund's net assets were $6,545,228.56.

     The Fund does not pay FDI for its services as principal underwriter to the Fund. The Fund does not pay commissions to affiliated brokers.

PAYMENT OF EXPENSES

     New Cambiar or Old Mutual US will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting. The Fund will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

     The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding shares as of September 12, 2001. On that date, the existing directors and officers of the Fund, together as a group, "beneficially owned" less than one percent of the Fund's outstanding shares.

Name and Address of Shareholder                           Number of Shares               Percentage of Shares Owned
--------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                    _________                           _____%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota, NA                                _________                           _____%
FBO Michael Barish
P.O. Box 1533
Minneapolis, MN  55480-1533
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota, NA                                _________                           _____%
FBO Waco EMP PSP,M Trotsky
P.O. Box 1533
Minneapolis, MN  55480-1533
--------------------------------------------------------------------------------------------------------------------------
Leo L. Block                                                  _________                           _____%
1814 La Sombra Dr
San Antonio, TX 78209-3350
--------------------------------------------------------------------------------------------------------------------------


As of September 12, 2001 the Fund had ___________ shares outstanding.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the Trust at P.O. Box 219081, Kansas City, MO 64121.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

  THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE
                  VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

                 EXHIBIT A - NEW INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

                                UAM FUNDS TRUST

                         CAMBIAR OPPORTUNITY PORTFOLIO

     AGREEMENT made this _____ day of __________, 2001 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and Cambiar Investors LLC a Colorado limited liability corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Cambiar Opportunity Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act")) the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue with respect to the Fund for two years. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement. shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not he affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this _____ day of __________, 2001.

CAMBIAR INVESTORS LLC               UAM FUNDS TRUST


By _______________________________  By _____________________________
  Name:                               Name:
  Title                               Title:

UAM Funds
One Freedom Valley Drive
Oaks, Pennsylvania  19456-1100

                                UAM FUNDS TRUST
                         CAMBIAR OPPORTUNITY PORTFOLIO
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               NOVEMBER 14, 2001

The undersigned hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the Cambiar Opportunity Portfolio (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on November 14, 2001, at 10:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" the proposal relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the Meeting or any adjournment thereof.
The undersigned hereby revokes any proxy previously given.

-To vote by mail, sign below exactly as your name appears above and return the
 proxy card in the   envelope provided
-To vote by Internet, please visit www.__________.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted IN FAVOR of the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL.

____________________________


Vote On Proposal                                                        For        Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve a new investment advisory agreement between the        [_]          [_]            [_]
      Fund and Cambiar Investors LLC (a form of which is attached to the Proxy Statement as Exhibit A)
------------------------------------------------------------------------------------------------------------


EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

      SIGNATURE [PLEASE SIGN WITHIN BOX]            DATE              SIGNATURE (JOINT OWNERS)               DATE
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------


                                      -2-